                                                                   EXHIBIT 10.39


                            BORROWER PLEDGE AGREEMENT


         THIS BORROWER PLEDGE AGREEMENT (this "Agreement"), is made and entered into as of August 30, 2002, by and between Wachovia Bank, National Association, a national banking association, as agent for the Banks parties to the "Credit Agreement" (as hereinafter defined)(the "Agent"), and Avondale Mills, Inc., an Alabama corporation ("Borrower");

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2001, Second Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2002, Third Amendment to Second Amended and Restated Credit Agreement dated as of March 1, 2002, Fourth Amendment to Second Amended and Restated Credit Agreement dated as of May 24, 2002 and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2002 among Borrower, the Agent and the Banks parties thereto (as amended or modified from time to time, the "Credit Agreement"), the Banks have made and will make loans to the Borrower; and

         WHEREAS, the obligations of the Banks to extend financial accommodations under the Credit Agreement is conditioned on, among other things, the execution and delivery by Borrower of this Agreement in order to secure all of the Obligations of the Borrower under the Credit Agreement and to induce the Banks and the Agent to execute and enter into the Credit Agreement, the Borrower has agreed to execute and deliver this Agreement, granting a security interest in, and lien upon, the Receivable Subsidiary Pledged Stock to the Agent for the benefit of the Banks; and

         WHEREAS, to induce the Banks to extend or to continue to extend financial accommodations to the Borrower, Borrower has agreed to enter into this Agreement; and

         WHEREAS, Borrower is the sole owner of 100% of the membership interests in Avondale Funding, LLC, which is a Receivables Subsidiary, as defined in the Credit Agreement, and the "Receivables Seller" under the "Purchase Agreement" described below in Section 14;

         NOW, THEREFORE, for the sum of $10 in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Banks to extend financial accommodations from time to time to the Borrower, Borrower and the Agent hereby agree as follows:

         1. Defined Terms. Capitalized terms contained herein but not defined herein shall have the meanings given them in the Credit Agreement.

         2. Pledge of Pledged Collateral. Borrower does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to the Agent in all membership interests in Avondale Funding, LLC held by it (which the Borrower represents and warrants constitutes 100% of the membership interests therein), which shall constitute Receivables Subsidiary Pledged Stock, as defined in the Credit Agreement, together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof (hereinafter said property being collectively referred to as the "Pledged Collateral"), all as security for the payment of all of the Obligations in existence from time to time. In the event the Borrower receives from the Receivables Subsidiary a Purchase Money Note, it will deliver such Purchase Money Note to the Agent and it shall also constitute Pledged Collateral.

         3. Holding of Pledged Collateral and Rights. Borrower acknowledges and agrees that the Agent shall hold the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto forever, subject, however, to the provisions of
Section 7 hereof and to the return of the Pledged Collateral (or such portion thereof as may be existing from time to time hereafter after giving effect to the terms hereof) by the Agent to Borrower upon the final and indefeasible payment in full of all the Obligations and termination in writing of any and all credit commitments with respect thereto.

         4. Representations and Warranties; Certain Covenants. Borrower hereby represents and warrants (which representations and warranties likewise shall be deemed to have been renewed by Borrower upon each Borrowing under the Credit Agreement) that: (i) Borrower has the complete and unconditional authority to pledge the Pledged Collateral; (ii) Borrower holds the Pledged Collateral free and clear of any and all liens, charges, encumbrances and security interests thereon (other than in favor of the Agent) and has good right, title and legal authority to pledge the Pledged Collateral in the manner contemplated herein; (iii) all membership interests or stock now owned or hereafter owned by Borrower and constituting or which will constitute Pledged Collateral hereunder is, or will be on date of pledge thereof, validly issued, fully paid and non-assessable; and (iv) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (1) for the pledge by Borrower of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Borrower or (2) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the exercise of such rights or remedies by laws affecting the voting, offering and sale of securities generally).

         5. Delivery of Additional Securities; Further Assurances. Borrower further covenants with the Agent that Borrower will cause any additional securities or other property issued to or received by Borrower with respect to any of the Pledged Collateral (except as provided in Section 7 below), whether for value paid by Borrower or otherwise, and including stock dividends or other distributions on account of the Pledged Collateral, to be deposited forthwith with the Agent and be pledged hereunder, in each case accompanied by blank stock powers or other proper instruments of assignment duly executed by Borrower in such form as may be reasonably required by the Agent. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request, in other to perfect and protect the security interest granted or purported to be granted hereby or to


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

enable the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral.

         6. Name in Which Pledged Collateral Held. Borrower further acknowledges and agrees that the Agent may hold any of the Pledged Collateral in its own name, endorsed or assigned in blank or in the name of any nominee or nominees, and that the Agent may deliver any or all of the Pledged Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations of transfer or for such other purposes in furtherance of this Agreement as the Agent may deem advisable.

         7. Voting Rights; Dividends, Etc. (a) So long as no Event of Default shall have occurred and be continuing and the Agent has not delivered a notice to Borrower of the Agent's intention to exercise voting and other consensual rights pursuant to this Section 7:

                  (i) Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the Parent Guaranty, the Credit Agreement or any other Loan Documents; provided, however, that the Borrower shall give the Agent at least 5 Domestic Business Days' prior written notice of the manner in which it intends to exercise any right if such action would have a material adverse effect on the value of the Pledged Collateral, and following request therefor by the Agent, Borrower shall not exercise or refrain from exercising any such right; and

                  (ii) the Agent shall execute and deliver (or cause to be executed and delivered) to Borrower all such proxies and other instruments as Borrower may reasonably request for the purpose of enabling Borrower to exercise the voting and other rights which it is entitled to exercise pursuant to clause
(i) above.

                  (iii) Borrower shall be entitled to receive and retain any nonliquidating cash dividends, interest or any other distribution of property paid, payable or otherwise distributed in cash in respect of the Pledged Collateral.

         (b) Upon the occurrence and during the continuance of an Event of Default, and with respect to clause (i) below, the delivery of a notice to Borrower of the Agent's intention to exercise voting and other consensual rights pursuant thereto:

                  (i) All rights of Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, Borrower shall continue to have the rights to exercise such voting and other consensual rights notwithstanding the occurrence and continuance of an Event of Default until the Agent delivers a notice to Borrower of the Agent's intention to exercise such voting and other consensual rights.

                  (ii) All rights of Borrower to receive cash dividends, interest, proceeds or other distributions in cash from the Pledged Collateral, which it would otherwise be authorized to receive and retain pursuant to Section 7(a) shall cease and all rights to dividends, interest, proceeds and other distributions shall thereupon be vested in the Agent, who shall thereupon have the sole right to receive and hold as Pledged Collateral such interest or other distributions. All dividends, interest, proceeds and other distributions which are received by Borrower contrary to these provisions shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of Borrower and shall be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         8. Agent Appointed Attorney-in-Fact. Borrower hereby irrevocably appoints the Agent as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in the Agent's discretion, after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Borrower representing any dividend, principal and/or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

         9. The Agent May Perform. If Borrower fails to perform any agreement contained herein, the Agent may take reasonable action to perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by Borrower under Section 13; provided, that, the Agent shall exercise commercially reasonable efforts to notify Borrower prior to taking any such action (although the failure to so notify Agent shall not limit the Agent's rights hereunder).

         10. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords the Agent's own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, unless reasonably requested to do so by Borrower, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         11. Events of Default. The following shall constitute "Events of Default" hereunder:

                  (a) Should Borrower assign, attempt to encumber, subject to further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral without the prior written consent of the Agent;

                  (b) If an "Event of Default" occurs under any of the Credit Agreement, the other Loan Documents or the Parent Guaranty; or

                  (c) If any representations or warranties made herein by Borrower shall be untrue in any material respect when made or furnished.

         12. Remedies. If any Event of Default shall have occurred and be continuing, subject to the provisions of Section 14 hereof:


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

                  (a) The Agent may exercise (in compliance with all applicable securities laws) in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Georgia at that time, and the Agent may also, without notice except as specified below, sell (in compliance with all applicable securities laws) the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of Borrower, and Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall give Borrower at least 10 days' notice of the time and place of any public sale or the time after which any private sale is to be made , which Borrower agrees shall constitute reasonable notification. At any such sale, the Agent may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase the whole or any part of the Pledged Collateral. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. Borrower agrees that any sale of the Pledged Collateral conducted by the Agent in accordance with the foregoing provisions of this Section 12 shall be deemed to be a commercially reasonable sale under O.C.G.A. ss. 11-9-610 of the Georgia Uniform Commercial Code. As an alternative to exercising the power of sale herein conferred upon them, the Agent may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

                  (b) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the Pledged Collateral following the occurrence of an Event of Default shall be applied by the Agent for the benefit of the Banks in the following manner: first, in discharge of all expenses incurred by the Agent which Borrower is obligated to reimburse the Agent pursuant to Section 13 hereof; secondly, to all outstanding fees and other expenses owing under the Credit Agreement or the other Loan Documents in such order as the Required Banks shall elect; thirdly, to accrued and unpaid interest on the Obligations in such order as the Required Banks may elect;

and lastly, to the principal balances of any such Obligations then outstanding in such order as the Required Banks may elect.

                  (c) Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

         13. Expenses. Borrower will, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, actually incurred, and of any experts and agents, and including any taxes or fees incurred on account of the execution, issuance, delivery or recording of this Agreement or other documents executed in connection herewith which the Agent may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Pledged Collateral, or (ii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iii) the failure by Borrower to perform or observe any of the provisions hereof.

         14. Pledged Shares; Limitation on Actions. The Parties hereto acknowledge that the Receivables Subsidiary (as "Receivables Seller") and Borrower have entered into a structured receivables financing transaction with Redwood Receivables Corporation ("Redwood") and General Electric Capital Corporation (the "Redwood Agent") pursuant to a Receivables Purchase and Servicing Agreement (the "Purchase Agreement"). To induce Redwood and the Redwood Agent to permit the pledge of the Pledged Collateral), the parties hereto agree to the following limitations. Capitalized terms used in this
Section 14 and not otherwise defined herein shall have the meanings ascribed to such terms in Annex X to the Purchase Agreement.

         (a) Anything herein or in the Credit Agreement to the contrary notwithstanding:

                  (i) Until the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, the Agent, for itself and as agent for the Banks, agrees that, upon exercising its rights with respect to the Pledged Collateral, it will not exercise any rights to vote the Pledged Collateral or otherwise control the actions and operations of the Receivables Subsidiary with respect to any matters, except (i) to vote in favor of a prepayment or termination of the Purchase Agreement in accordance with its terms and (ii) to vote in favor of a dividend or distribution, and, until the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid as described above, the Agent's rights will be limited to receiving any dividends and distributions on the Pledged Collateral which, pursuant to the terms of the Related Documents, are allowed to be distributed on account of the Pledged Collateral. Without limiting the foregoing, the Agent shall not vote the Pledged Collateral or otherwise exercise control over the Receivables Subsidiary so as to cause the Receivables Subsidiary: (A) to violate or breach any term or provision in any Related Documents, (B) to make dividends or distributions on such Pledged Collateral except as described above, (C) to amend or alter any of the Receivables Subsidiary's organizational documents, or (D) to incur any debt other than as expressly permitted under the Related Documents;


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

                  (ii) In the event that the Agent receives any payments or funds relating to the Receivables Program Assets (as defined in the Intercreditor Agreement) (the "Receivables Program Assets") prior to the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, the Agent shall hold such payments or funds in trust for the benefit of the Redwood Agent, and shall promptly transfer such payments or funds to the Redwood Agent;

                  (iii) The provisions of this Section 14 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Purchaser Interest or any other amounts owed under the Related Documents is rescinded or must otherwise be returned by the Redwood Agent or the Purchasers upon the insolvency, bankruptcy or reorganization of the Receivables Subsidiary or otherwise, all as though such payment had not been made; and

                  (iv) Prior to the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, neither the Agent nor any Bank shall object to or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to the Borrower or the Receivables Subsidiary or their respective property) or object to or contest in any other manner (A) the interests of the Receivables Subsidiary and its successors and assigns in any of the Receivables Program Assets transferred by the Borrower or its affiliates to the Receivables Subsidiary pursuant to the Related Documents and/or (B) the interests of the Redwood Agent or the Purchasers in the Receivables Program Assets. Neither the Agent, nor any Bank shall object to or contest in any manner the receipt of any payment by the Redwood Agent and/or the Purchasers with respect to the Receivables Program Assets for the satisfaction of the Purchaser Interest.

         (b) The Redwood Agent shall be a third-party beneficiary with respect to this Section 14.

         (c) So long as the Purchaser Interest and all other amounts owed under the Related Documents have not been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, this Section 14 shall not be amended, modified or supplemented without the prior written consent of the Redwood Agent, which consent shall be at the sole discretion of the Redwood Agent, and the provisions of this Section 14 shall be contained in any agreement that amends and restates this Agreement. The Agent and the Banks agree that no such party shall enter into any additional agreement that would adversely affect the rights of the Redwood Agent as provided hereunder.


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

         15. Security Interest Absolute. All rights of the Agent hereunder, the security interest granted to the Agent hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of any of the following, and Borrower expressly consents to the occurrence of any of such events and waives, in its capacity as Borrower, to the extent permitted by law, any defense arising therefrom:

                  (i) any lack of validity or enforceability of any of the Loan Documents or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

                  (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any of the Loan Documents, including, without limitation, the Security Agreement and any Operative Mortgages or any other guaranty for all or any of the Obligations; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Obligations or in respect of this Agreement.

         16. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         17. No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         18. Severability. If any provision of this Agreement or the application thereof to any party hereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other party thereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         19. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages or at such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received,
(ii) if given by mail, 3 Domestic Business Days after such communication is deposited in the mail, with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 19.


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

         20. Time is of the Essence. Time is of the essence in this Agreement.

         21. Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         22. The Agent Not Joint Venturer. Neither this Agreement nor any agreements, instruments, documents or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as making the Agent a partner or joint venturer with Borrower or as creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving the Agent and Borrower.

         23. Jurisdiction. Borrower agrees that any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Georgia or the United States of America for the Northern District of Georgia, Atlanta Division, all as the Agent may elect. By execution of this Agreement, Borrower hereby submits to each such jurisdiction, hereby expressly waiving whatever rights may correspond to it by reason of its present or future domicile. Nothing herein shall affect the right of the Agent to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction or to serve process in any manner permitted or required by law.

         24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

         25. Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

                         [Signatures on Following Page]

         IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed under seal as of the date first above written.

"Borrower"

AVONDALE MILLS, INC.                                   (SEAL)


By:
   ---------------------------------------------
         Title:

Avondale Mills, Inc.
506 South Broad Street
Monroe, Georgia 30655
Attention:  Vice Chairman and Chief Financial
Telecopier number: 770-267-2543
Confirmation number: 770-267-2226


ACCEPTED AND AGREED:


WACHOVIA BANK, NATIONAL ASSOCIATION,
in its capacity as Agent



By:
   ---------------------------------------------
         Title:

Wachovia Bank, National Association
NC0760, 5th Floor, 301 South College Street
Charlotte, NC 28288-0760
Attention:  Roger Pelz
Telecopier number:  704-374-6319
Telephone number:  704-374-6060




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